UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

CHASE PACKAGING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHASE PACKAGING CORPORATION

P.O. Box 6199

636 River Road

Fair Haven, New Jersey 07704

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 11, 2010

To Shareholders of

CHASE PACKAGING CORPORATION:

The annual meeting of shareholders of Chase Packaging Corporation (the “Company”) will be held at the University Club, 1 West 54th Street, New York, New York, on June 11, 2010, at 12:00 p.m. (Eastern Daylight Saving Time) for the following purposes:

1.               To elect five directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;

2.               To ratify the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm; and

3.               To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying proxy statement.  Only shareholders of record at the close of business on April 13, 2010, are entitled to notice of and to vote at the meeting and any adjournment thereof.  All shareholders are cordially invited to attend the meeting.

This proxy statement, the accompanying proxy card, and the Company’s 2009 annual report to shareholders are first being made available on the internet at www.voteproxy.com on or about April 29, 2010, through the notice and access process to the Company’s shareholders.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE PROCEDURES PROVIDED ON THE NOTICE AND ACCESS CARD OR, IF YOU HAVE ELECTED TO RECEIVE A COPY OF YOUR PROXY CARD IN THE MAIL, COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.  PLEASE NOTE THAT SUBMITTING A PROXY USING ANY ONE OF THESE METHODS WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors

Fair Haven, New Jersey	Ann C. W. Green
April 29, 2010	Assistant Secretary

CHASE PACKAGING CORPORATION

P.O. Box 6199

636 River Road

Fair Haven, New Jersey 07704

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 11, 2010

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Why am I receiving these materials?

The Company is soliciting your proxy to vote at the 2010 annual meeting of shareholders.  The information provided in this proxy statement is for your use in determining how you will vote on the proposals described within.

What proposals are scheduled to be voted on at the meeting?

The proposals scheduled for a vote are:

1.                     To elect five directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified; and

2.                     To ratify the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm.

What is the recommendation of the Board of Directors on each of the proposals scheduled to be voted on at the meeting?

The Company’s Board of Directors recommends that you vote FOR all of the proposals.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission, the Company is making this proxy statement and related proxy materials available on the internet under the notice and access delivery model.  The notice and access model eliminates the requirement for public companies to automatically send shareholders a printed set of proxy materials and allows companies instead to deliver to their shareholders a “Notice of Internet Availability of Proxy Materials” and to provide access to the documents over the internet.  The Company’s Notice of Internet Availability of Proxy Materials was first mailed to shareholders of record and beneficial owners on or about April 29, 2010.

The proxy statement, the form of proxy, and voting instructions are being made available to shareholders on or about April 29, 2010, at www.voteproxy.com.  You may also request a printed copy of this proxy statement and the form of proxy by any of the following methods:

•              TELEPHONE:  888-776-9962

•              E-MAIL:  info@amstock.com

•              WEBSITE:  http://www.amstock.com/proxyservices/requestmaterials.asp

The Company’s annual report to shareholders, including financial statements, for the fiscal year ended December 31, 2009, is being made available at the same time and by the same methods.  The annual report to shareholders is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

In addition, any shareholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.  Receiving future proxy materials by e-mail will save the cost of printing and mailing documents to shareholders and will reduce the impact of annual meetings on the environment.  A shareholder’s election to receive proxy materials by e-mail will remain in effect unless the shareholder terminates it.

Who will bear the expense of soliciting votes at the annual meeting?

The expense of proxy solicitation will be borne by the Company.  Although solicitation is to be made primarily through the electronic mail, the Company’s officers and employees and those of its transfer agent may solicit proxies by telephone or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation.  The Company will bear the cost of preparing, assembling, and delivering the proxy materials.  Upon request, the Company will reimburse brokers, banks, and nominees and other fiduciaries for the postage and reasonable clerical expenses of forwarding the proxy materials to their principals, who are the beneficial owners of the Company’s Common Stock, $.10 par value per share (the “Common Stock”).

What constitutes a quorum for the meeting?

The presence, in person or by proxy, of the holders of (i) one-third (1/3) of the shares of Common Stock outstanding on April 13, 2010 (the “Record Date”); and (ii) one-third (1/3) of the shares of Series A 10% Convertible Preferred Stock, $1.00 par value per share (the “Series A Preferred Stock”), outstanding on the Record Date, constitutes a quorum for the conduct of business.

How do I attend the annual meeting of shareholders?

All shareholders are invited to attend the annual meeting of shareholders to be held on June 11, 2010, at University Club, 1 West 54th Street, New York, New York, at 12:00 p.m. (Eastern Daylight Saving Time).

Who can vote at the meeting and what is the vote required for each of the proposals?

All shareholders may vote by proxy or in person at the annual meeting, subject to the conditions described below for street-name holders.  Proposal No. 1 requires a plurality of the votes cast at the annual meeting by the holders of shares of stock entitled to vote on such matters.  This means that the shareholders will elect the five persons receiving the highest number of “for” votes at the annual meeting.  Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the holders of stock represented at the annual meeting in person or by proxy.

Will my shares be voted if I do not sign and return my proxy card or if I abstain from voting?

Shares held by shareholders present at the meeting in person who do not vote, and ballots marked “abstain” or “withhold authority,” will be counted as present at the meeting for quorum purposes.  Under applicable law, abstentions and broker non-votes will not constitute votes cast.  As a result, abstentions and broker non-votes with respect to the election of the directors will have no effect on the outcome of the vote.  Abstentions and broker non-votes with respect to the ratification of the appointment of the Company’s independent registered public accounting firm will have the effect of votes cast against the proposal.

What is the difference between being a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our stock transfer agent, you are considered the “shareholder of record” of those shares.  Proxy materials will be made available to all shareholders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, your broker, bank, or other nominee is considered the shareholder of record, and you are considered the “beneficial owner” or “street name holder” of those shares.  In this case, the shareholder of record has forwarded to you information regarding access to these proxy materials along with separate voting instructions.  As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials.  Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank, or other nominee that holds your shares thereby giving you the right to vote the shares in person at the meeting.

Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote shareholders’ shares.  Beginning this year, brokers are no longer permitted to vote shareholders’ shares for the election of directors.  Therefore, the Company urges all shareholders to give voting instructions to their brokers on all voting items.

How many shares can vote at the 2010 meeting?

As of the Record Date, there were 15,536,275 shares of Common Stock and 17,078 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the meeting.  Holders of Common Stock are entitled to one vote per share, and holders of Series A Preferred Stock are entitled to 1,000 votes per share, with regard to each matter presented at the annual meeting.

Who will count the votes and certify the results?

An independent vote tabulator will count the votes.  American Stock Transfer and Trust Company has been appointed by the Board of Directors as the independent Inspector of Election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change my vote, may I?

You may revoke your proxy at any time before the meeting by submitting a later dated proxy card, by notifying our Assistant Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person.  Written revocations should be directed to:

Assistant Secretary

Chase Packaging Corporation

636 River Road

Fair Haven, NJ  07704

Can other matters be decided at the meeting?

No business will be conducted at the meeting except business brought before the meeting in accordance with the procedures set forth in the Company’s bylaws.  The Chairman of the Board will act as chairman of the meeting and will determine whether business was properly brought before the meeting.

On the date this proxy statement was printed, we did not know of any matters to come before the meeting other than those disclosed in this proxy statement.  If other matters are properly presented for consideration, your proxy gives the persons voting the proxies the authority to vote on the matter according to their judgment.

Are shareholders permitted to ask questions at the meeting?

During the annual meeting, shareholders may ask questions or make comments relating to proposals following the second of the motion that such proposal be approved and prior to the taking of the vote by the chairman.

Following the annual meeting, the Chairman of the Board will present a review of the Company’s financial statements, and there will be an opportunity for shareholders to ask other questions about the Company’s business.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the 2010 annual meeting of shareholders, the Board of Directors has named five nominees for election as directors to hold office until the 2011 annual meeting of shareholders and until their successors have  been elected and qualified.  The five nominees are current directors of the Company and are listed below with brief biographies.

William J. Barrett, 70, Secretary of the Company since 2001, was a director of the Company from 1996 to 1997 and rejoined the Board of Directors in 2001.  Mr. Barrett is President of W. J. Barrett Associates, Inc., a private merchant banking firm; formerly President of Barrett-Gardner Associates, Inc. from November 2002 until June 2009; Director of MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment trusts; Director, Executive Vice President, Assistant Treasurer and Secretary of Supreme Industries, Inc., a specialized manufacturer of truck bodies and shuttle buses; Director of TGC Industries, Inc., a company engaged in the geophysical services industry; and Chairman of the Board of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company.  Mr. Barrett brings to the Board of Directors of the Company keen business and financial judgment and an extraordinary understanding of the Company’s business, history, and organization, as well as extensive leadership experience.

Herbert M. Gardner, 70, Vice President of the Company since 2001, was a director of Chase Packaging from 1996 to 1997 and rejoined the Board of Directors in 2001.  Mr. Gardner served as Executive Vice President of Barrett-Gardner Associates, Inc., a private merchant banking firm, from November 2002 until June 2009; Director of Nu Horizons Electronics Corp., an electronic component distributor; Chairman of the Board of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses; Director of TGC Industries, Inc., a company engaged in the geophysical services industry; Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company; and former Director of MKTG, Inc., a marketing and sales promotion company.  Mr. Gardner was selected to serve as a director of the Company because of his strong executive management skills, his business acumen, and his experience as chief executive officer of another public company.

Edward L. Flynn, 75, joined the Board of Directors in 2007.  He is the owner of Flynn Meyer Company, a restaurant management company; Treasurer and Director of Citri-Lite Co., a soft drink company; Director of Bioject Medical Technologies Inc., a medical device company; Director of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses; and Director of TGC Industries, Inc., a company engaged in the geophysical services industry.  Mr. Flynn is an experienced leader of major organizations and brings to the Board of Directors of the Company strong executive management skills and experience serving on the board of other public companies.

Allen T. McInnes, Ph.D., 72, joined the Board of Directors in 1993 and has served as Chairman of the Board, President and Treasurer of the Company since 1997.  He has served as a Director of TGC Industries, Inc., a company engaged in the geophysical services industry, since 1993, and served as TGC’s Chairman of the Board from 1993 to 2004.  He has been a Director of Tetra Technologies, Inc., a chemical manufacturer, since 1996, and served as Tetra’s President and Chief Executive Officer from 1996 to 2001.  He has served as Dean of the Rawls College of Business at Texas Tech University since September 2001.  Dr. McInnes has substantial experience in the leadership of large organizations and in corporate finance and accounting.  In addition, Dr. McInnes’ current position as Dean of the business school of Texas Tech University provides the Board with an important link to recent developments in business management practices.

Wayne A. Whitener, 58, joined the Board of Directors in 2009.  Mr. Whitener has been a Director of TGC Industries, Inc., a company engaged in the geophysical services industry, since 1984.  He has been the President of TGC since 1986, and Chief Executive Officer of TGC since 1999.  Mr. Whitener is a Director of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since 2008.  As the principal executive officer of another public company, Mr. Whitener provides valuable insight and guidance on the issues of corporate strategy and risk management.

Election of each director requires a plurality of the votes cast by the holders of Common Stock and Series A Preferred Stock represented at the annual meeting in person or by proxy.  With regard to each of the five nominees, shareholders are entitled to one vote per share of Common Stock and 1,000 votes per share of Series A Preferred Stock.  The Company is not aware of any reason why any of the nominees would be unable to serve if elected.

The Board of Directors recommends that shareholders vote FOR the election of each of the five nominees for director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the names of those persons known to management to be beneficial owners of more than five percent of the Common Stock as of the Record Date.  The table also sets forth information with respect to the Common Stock which is beneficially owned by each director and executive officer of the Company, and by all directors and executive officers of the Company as a group, as of the Record Date (including shares beneficially owned by such persons, pursuant to the rules of beneficial ownership, as a result of the ownership of certain warrants and other securities convertible into Common Stock) according to data furnished by the persons named.  Persons having direct beneficial ownership of Common Stock possess the sole voting and dispositive power in regard to such stock.

Name and address	Title of Class	Amount and Nature of Beneficial Ownership		Approximate Percentage of Class (1)
Allen T. McInnes 636 River Road Fair Haven, NJ 07704	Common	4,749,954	(5)	26.1%

Herbert M. Gardner 636 River Road Fair Haven, NJ 07704	Common	4,174,673	(2) (5)	23.2%

William J. Barrett 19 Point Milou St. Barthelemy, FWI	Common	4,316,405	(3) (5)	23.4%

Edward L. Flynn 75-11 Myrtle Avenue Glendale, NY 11385	Common	1,558,359	(4) (5)	9.3%

Wayne A. Whitener 101 E. Park Blvd., Ste 955 Plano, TX 75074	Common	42,738		*

Ann C. W. Green 636 River Road Fair Haven, NJ 07704	Common	716,775	(5)	4.5%

All directors & officers as a group (6 persons)	Common	15,558,904	(2)(3)(4)(5)	61.8%

(1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, based on number of shares outstanding plus the Common Stock underlying the warrants and Series A Convertible Preferred Stock.

(2) Includes 167,590 shares of Common Stock owned by Herbert M. Gardner’s wife.  Mr. Gardner has disclaimed beneficial ownership of these shares.

(3) Includes 286,345 shares of Common Stock owned by William J. Barrett’s wife.  Mr. Barrett has disclaimed beneficial ownership of these shares.

(4) Includes 167,000 shares of Common Stock owned by Edward L. Flynn’s wife.  Mr. Flynn has disclaimed beneficial ownership of these shares.

(5) Includes the Common Stock underlying warrants and Series A Preferred Stock held by the following directors and executive officers:

Beneficial Owner	Number of Common Shares Underlying Series A Preferred Beneficially Owned	Number of Common Shares Underlying Warrants Beneficially Owned

Allen T. McInnes	1,898,000	766,500
Herbert M. Gardner(1)	1,760,000	712,500
William J. Barrett(2)	2,671,000	245,500
Edward L. Flynn(3)	824,000	334,000
Ann C. W. Green	291,000	118,500

(1) Includes 218,000 and 89,000 shares of Common Stock underlying Series A Preferred Stock and warrants, respectively, held by the named person’s spouse.  Mr. Gardner has disclaimed beneficial ownership of the shares.

(2) Includes 412,000 and 167,000 shares of Common Stock underlying Series A Preferred Stock and warrants, respectively, held by the named person’s spouse.  Mr. Barrett has disclaimed beneficial ownership of the shares.

(3) Includes 412,000 shares and 167,000 shares of Common Stock underlying Series A Preferred Stock and warrants, respectively, held by the named person’s spouse.  Mr. Flynn has disclaimed beneficial ownership of the shares.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company’s knowledge, all directors, executive officers, and beneficial owners of more than 10% of the Common Stock complied with Section 16(a) of the Securities Exchange Act of 1934, as amended, during 2009.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning the persons who serve as executive officers of the Company and who will continue to serve in such positions at the discretion of the Board of Directors.

Allen T. McInnes	72	Chairman, President, and Treasurer

Herbert M. Gardner	70	Vice President

William J. Barrett	70	Secretary

Ann C. W. Green	68	Chief Financial Officer and Assistant Secretary

Additional information regarding Messrs. McInnes, Gardner, and Barrett is included in the “Proposal No. 1, Election of Directors” section of this proxy statement.  Ms. Green has served as Chief Financial Officer and Assistant Secretary of the Company since 2001.  She is Vice President of W. J. Barrett Associates, Inc., a private merchant banking firm.  Ms. Green also serves as Assistant Secretary of each of Supreme Corporation, a specialized manufacturer of truck bodies and shuttle buses, and TGC Industries, Inc., a geophysical services company.  She previously served for 15 years as Assistant Vice President of Janney Montgomery Scott, LLC, an investment banking firm.

BOARD OF DIRECTORS

Board Leadership Structure

Mr. McInnes is currently the Company’s Chairman of the Board and President.  As a development stage company, the Board has made an effort to have a cost-effective, yet constructive and efficient, leadership structure.  The Board believes that its leadership structure provides the most efficient and effective leadership model for the Company by enhancing the ability of the Chairman and President to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board believes that it can most effectively perform its monitoring and oversight role by acting as a unified whole, with the Chairman also being a member of the management team, and that the advantages of having a Chairman and President with extensive knowledge of the Company (as compared to a relatively less informed independent Chairman) outweigh potential disadvantages.  A single person, acting in the capacities of Chairman and President, provides unified leadership and focus.

The Company does not have a lead independent director.  The Board has full access to the executive officers at all times.  In addition, the Board may retain, on such terms as determined by the Board, as applicable, in its sole discretion, independent legal, financial and other independent consultants and advisors to advise and assist the Board in discharging its oversight responsibilities.

The Board of Directors has assessed the composition of the Board and has concluded that the Board has the appropriate mix of business experience and skills to address effectively the Company’s business needs and challenges.  In view of the small size of the Board of Directors, there are no membership requirements based on race or gender.  However, the Board believes that it has a wide range of diversity with regard to professional experience, skills, education and other attributes that contribute to the Board’s ability to operate in the long range best interests of the Company’s shareholders.

The Common Stock is quoted on the over-the-counter market operated by Pink OTC Markets Inc., which does not impose any director independence requirements.  Using the director independence requirements set forth in NASDAQ rule 5605(a)(2), the Company has only one independent director, Mr. Edward L. Flynn.

Shareholder Communications

The Company has established a process for shareholders to send their communications to the Board of Directors. Any shareholder who desires to contact an individual director or the entire Board of Directors may mail a written communication to the Secretary, Chase Packaging Corporation, 636 River Road, Fair Haven, New Jersey 07704.  The Secretary will submit all shareholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature.

The Secretary will send a written acknowledgment to a shareholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such shareholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature. A shareholder wishing to contact the directors may do so anonymously; however, shareholders are encouraged to provide the name in which the Company’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a shareholder communication: (i) communication from a Company officer or director; (ii) communication from a Company employee or agent, unless submitted solely in such employee’s or agent’s capacity as a shareholder; and (iii) any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act.

Meetings and Committees

The Company’s Board of Directors met once during 2009, and all directors attended such meeting.  The Board of Directors has not designated any committees.  Since the Company is a development stage company, the Board of Directors believes that it adequately performs all necessary functions regarding governance of the Company.

EXECUTIVE COMPENSATION

Commencing November 1, 2007, the Company’s Board of Directors agreed to pay the Company’s Chief Financial Officer an annual salary of $17,000.  No other officers of the Company receive compensation other than reimbursement of out-of-pocket expenses incurred in connection with Company business and development.  There were no equity awards at fiscal year-end.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

Ann C. W. Green, Chief Financial Officer	2009	$17,000	-0-	-0-	-0-	-0-	-0-	-0-	$17,000

	2008	$17,000	-0-	-0-	-0-	-0-	-0-	-0-	$17,000

DIRECTOR COMPENSATION

Directors of the Company are not paid fees, but are reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and out-of-pocket expenses incurred in connection with Company business and development.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company did not engage in any transaction during the 2009 fiscal year, and does not currently propose to enter into any transaction, in which any related person had or will have a direct or indirect material interest in excess of $120,000.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q were $19,500 and $17,500 for 2009 and 2008, respectively.

Audit-Related Fees

None.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered public accounting firm for the preparation of the Company’ corporate tax returns were $2,675 and $2,500 for 2009 and 2008, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered public accounting firm for the preparation of the Company’s private placement unit filing were $8,216 for 2008.  There were no other fees billed by the independent registered public accounting firm in 2009.

The Board of Directors, which functions as the audit committee, makes reasonable inquiry as to the independence of the Company’s independent registered public accounting firm based upon the considerations set forth in Rule 2-01 of Regulation S-X, including the examination of representation letters furnished by the independent registered public accounting firm.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lazar Levine & Felix LLP (“Lazar”) served as the Company’s independent registered public accounting firm until February 16, 2009, at which time the firm was acquired by ParenteBeard LLC (“Parente”) in a transaction pursuant to which Lazar merged its operations into Parente and certain of the professional staff and partners of Lazar joined Parente either as employees or partners of Parente.  On February 16, 2009, and concurrently with the resignation of Lazar, the Company, through and with the approval of the Company’s Board of Directors, engaged Parente as its independent registered public accounting firm.

Prior to engaging Parente, the Company did not consult with Parente regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Parente on the Company’s financial statements, and Parente did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of the independent registered public accounting firm of Lazar regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, with respect to the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006, substantial doubt was raised as to the Company’s ability to continue as a going concern. During the years ended December 31, 2007 and 2006, and during the interim period from the end of the most recently completed fiscal year through February 16, 2009, the date of resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lazar would have caused it to make reference to such disagreement in its reports.

Proposal No. 2 is for the ratification of the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  It is not expected that a representative of ParenteBeard, LLC will be present at the shareholders’ meeting.

The affirmative vote of the holders of a majority of the votes cast at the meeting is required to ratify the selection of the Company’s independent registered public accounting firm.

The Board of Directors recommends that shareholders vote FOR the ratification of the selection of ParenteBeard LLC.

OTHER MATTERS

Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.  However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at the Company’s 2011 annual meeting of shareholders must be received by the Company at its principal executive offices in Fair Haven, New Jersey, on or before December 17, 2010, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

In order for a shareholder proposal made outside of Rule 14a-8 to be considered timely within the meaning of Rule 14a-4(c), such proposal must be received by the Company at its principal executive offices in Fair Haven, New Jersey, no later than March 3, 2011.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CHASE PACKAGING CORPORATION COMMON STOCK PROXY Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders, June 11, 2010 The undersigned hereby appoint(s) Herbert M. Gardner or Ann C.W. Green, each with full power of substitution, as proxies, to vote all Common Stock in Chase Packaging Corporation which the undersigned would be entitled to vote on all matters which may come before the Annual Meeting of the Shareholders of the Company to be held on June 11, 2010, and any adjournments thereof. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL NO. 2. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF CHASE PACKAGING CORPORATION June 11, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=08614 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS OF THE COMPANY O Allen T. McInnes O William J. Barrett O Herbert M. Gardner O Edward L. Flynn O Wayne A. Whitener 2. RATIFICATION OF SELECTION OF PARENTEBEARD LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20530000000000000000 7 061110

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS OF THE COMPANY O Allen T. McInnes O William J. Barrett O Herbert M. Gardner O Edward L. Flynn O Wayne A. Whitener 2. RATIFICATION OF SELECTION OF PARENTEBEARD LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF SHAREHOLDERS OF CHASE PACKAGING CORPORATION June 11, 2010 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20530000000000000000 7 061110 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=08614

1. ELECTION OF DIRECTORS OF THE COMPANY Allen T. McInnes William J. Barrett Herbert M. Gardner Edward L. Flynn Wayne A. Whitener O Nominee #12 O Nominee #13 2. RATIFICATION OF SELECTION OF PARENTEBEARD LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of CHASE PACKAGING CORPORATION To Be Held On: June 11, 2010 at 12:00 P.M. University Club, 1 West 54th Street, New York, New York This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 21, 2010. Please visit http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=08614, where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.